Alpine Income Trust

Supplement dated March 20, 2012
to the Prospectus dated February 28, 2012

In reviewing the Summary Prospectus for the Ultra Short Tax Optimized Income Fund dated February 28, 2012, we noted a  transcription error in the Shareholder Fees table with respect to  the duration of the period in which a redemption fee would be imposed.

The redemption fee for the Ultra Short Tax Optimized Income Fund will be imposed upon redemptions of shares effected within less than 30 days of purchase, not 60 days.  This is consistent with the long standing policy adopted by the Board of Trustees and prior Fund disclosures.

The redemption fee as reported in the Shareholder Fees Table of the Fees and Expenses Section of the Ultra Short Tax Optimized Income Fund’s Summary Prospectus has been updated as follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within less than 30 days of purchase)	0.25%	0.25%

The redemption fee is correctly described in the Alpine Income Trust’s Statutory Prospectus and requires no edits.  For your information, it is described as follows:

Redemption Fees

With respect to the Ultra Short Fund only, a fee equal to 0.25% of the net asset value of shares redeemed will be imposed upon redemptions of shares effected within 30 days of purchase. For example, a purchase with a trade date of January 5, 2012 will not be assessed a redemption fee if redeemed on or after February 6, 2012 or the following business day if this date were to fall on a weekend or holiday. Redemption fees are paid to the Fund. Redemption fees are not applicable to the redemption of shares purchased through reinvested dividends. The Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund’s Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed on exchanges or to the participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

While the Funds make every effort to collect redemption fees, the Funds may not always be able to track short term trading effected through financial intermediaries. Financial intermediaries include omnibus accounts or retirement plans.

Please retain this Supplement for future reference.